                                                                   EXHIBIT 10.71


                               AMENDMENT NO. 1 TO
                              AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

     This Amendment No. 1 to Amended and Restated Loan and Security Agreement (this "Amendment") is entered into as of June 29, 1999, by and among BOLLINGER INDUSTRIES, INC., a Delaware corporation ("BII") BOLLINGER INDUSTRIES, L.P., a Texas limited partnership ("BILP"), and NBF, INC., a Georgia corporation ("NBF"), jointly and severally (collectively, the "Borrower"), with their chief executive office located at 602 Fountain Parkway, Grand Prairie, Texas 75050 and FOOTHILL CAPITAL CORPORATION, a California corporation ("Lender"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, in light of the following facts:

                                   BACKGROUND

     FACT ONE: Lender and Borrower have entered into that certain Amended and Restated Loan and Security Agreement, dated May 14, 1998 (the "Loan Agreement").

     FACT TWO: Lender and Borrower desire to further modify, supplement and amend the Loan Agreement as provided herein. Terms defined in the Loan Agreement which are used herein shall have the same meanings as set forth in the Loan Agreement, unless otherwise specified.

     NOW, THEREFORE, Lender and Borrower hereby supplement, modify and amend the Loan Agreement as follows:

                                    ARTICLE I
                                   Definitions

     1.01 Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement, as amended hereby.

                                   ARTICLE II
                                 Effective Date

     2.01 This Amendment shall be effective on the date (the "Effective Date") upon which Lender has received each of the following: (a) one or more counterparts of this Amendment duly executed by Lender and each Borrower; (b) a consent and reaffirmation of the obligations of each Individual Guarantor and each Corporate Guarantor under their respective guaranties, in such form as Lender may require; and (c) the fee required to be paid by Borrower pursuant to
Section 6.03 of this Amendment.


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                                    ARTICLE III
                     AMENDMENTS AND ADDITIONS TO LOAN AGREEMENT

     3.01 AMENDMENTS TO SECTION 1.1 OF THE LOAN AGREEMENT. As of the Effective Date, the definitions of "Applicable Margin" and "Change of Control" contained in Section 1.1 of the Loan Agreement are hereby amended and restated to read in their entirety as follows:

     "'Applicable Margin' means two percent(2%)."

     "'Change of Control' shall be deemed to have occurred at such time: (a) as a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of more than twenty-five percent (25%) of the total voting power of all classes of stock then outstanding or of partnership interests of Borrower normally entitled to vote in the election of directors or a vote of partners; provided, however, no Change of Control shall be deemed to occur solely as a result of increases in the number of shares of stock or percentage of partnership interests beneficially owned by Glenn D. Bollinger or Bobby D. Bollinger; or (b) as any Senior Manager of Borrower fails for any reason to be actively involved in the management of Borrower in a senior executive capacity and is not replaced within sixty (60) days with a Person of comparable expertise, experience and capabilities as determined by Foothill in the exercise of its reasonable credit judgment."

     3.02 ADDITION TO SECTION 1.1 OF THE LOAN AGREEMENT. As of the Effective Date, the following definition of "Senior Manager" is added, in appropriate alphabetical order, to Section 1.1 of the Loan Agreement to read in its entirety as follows:

     "'Senior Manager' means the President, Chief Executive Officer, Chief Operating Officer, the Chief Financial Officer or Treasurer of Borrower, or any Person charged with all or a significant portion of the duties or responsibilities generally associated with such offices, in each case as determined by Foothill."

     3.03 AMENDMENTS TO SECTION 6.12 OF THE LOAN AGREEMENT. As of the Effective Date, Section 6.12 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

     "6.12 FINANCIAL COVENANTS. Borrower shall maintain:

          (a) Current Ratio. A ratio of Consolidated Current Assets divided by Consolidated Current Liabilities of at least one and one-half to one (1.50:1.0) measured on a fiscal quarter-end basis;

          (b) Total Liabilities to Tangible Net Worth Ratio. At each fiscal quarter-end following September 30, 2000, a ratio of Borrower's total liabilities divided by Tangible Net Worth of not more than two to one (2.00:1.00), measured in each case on a fiscal quarter-end basis; and


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          (c) Tangible Net Worth. At each fiscal quarter-end set forth below, a
     Tangible Net Worth in excess of the Tangible Net Worth set forth adjacent to such fiscal quarter-end:

          Fiscal Quarter-End                        Tangible Net Worth
          ------------------                        ------------------
          June 30, 1999                             ($1,550,000)

          September 30, 1999                        ($1,500,000)

          December 31, 1999                         ($550,000)

          March 31, 2000                            ($750,000)

          June 30, 2000                             ($750,000)

          September 30, 2000                        ($500,000)

          December 31, 2000                         $500,000

          March 31, 2001                            $250,000

          June 30, 2001                             $1,000,000

          September 30, 2001                        $1,250,000

          Each Fiscal Quarter-End Thereafter:       $2,000,000"


                                   ARTICLE IV
                                     WAIVER

     4.01 Borrower has notified Lender that one or more Events of Default have occurred under the Loan Agreement as a result of Borrower's failure to comply with the Total Liabilities to Tangible Net Worth Ratio set forth in Section 6.12(b) of the Loan Agreement and the Tangible Net Worth covenant set forth in
Section 6.12(c) of the Loan Agreement, in each case at the fiscal quarter ended March 31, 1999 (collectively, the "Financial Covenant Defaults"). Having advised Lender of the Financial Covenant Defaults, Borrower has requested that Lender waive the Financial Covenant Defaults. In the exercise of its discretion as a prudent lender, Lender hereby waives the Financial Covenant Defaults for the fiscal quarter ended March 31, 1999. Except as expressly set forth in this
Section 4.01, nothing contained in this Amendment or any other communication between Lender and Borrower shall be a waiver of any other present or future violation or Event of Default under the Loan Agreement or any agreement, document or instrument entered into in connection therewith (collectively, the "Other Violations"), including without limitation, any Event of Default arising by virtue of a violation of the covenants contained in Sections 6.12(b) and 6.12(c) of the Loan Agreement for any period after March 31,

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1999. Similarly, nothing contained in this Amendment shall directly or indirectly in any way: (i) impair, prejudice or otherwise adversely affect Lender's right at any time to exercise any right, privilege or remedy in connection with the Loan Agreement or any agreement, document or instrument entered into in connection therewith with respect to any Other Violations, or
(ii) constitute any course of dealing or other basis for altering any obligation of Borrower under the Loan Agreement or any agreement, document or instrument entered into in connection therewith or any right, privilege or remedy of Lender under the Loan Agreement or any agreement, document or instrument entered into in connection therewith with respect to any Other Violations. Nothing in this Amendment shall be construed to be a consent by Lender to any Other Violations.

                                    ARTICLE V
           RATIFICATIONS, COVENANT AND REPRESENTATIONS AND WARRANTIES

     5.01 RATIFICATIONS. Except as expressly amended and supplemented by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement, as amended hereby, and each agreement and instrument executed in connection therewith, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     5.02 COVENANT. Borrower covenants and agrees that within ninety (90) days following the Effective Date, Borrower shall deliver to Lender a business plan, including a description of the bonus plan for the Senior Managers of Borrower and projections of cash flow and net operating income for the fiscal year to end March 31, 2000, in such detail and with such supporting documentation as Lender may request.

     5.03 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that: (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate power or limited partnership power, as appropriate, on the part of BII, BILP or NBF and will not violate the articles of incorporation, certificate of incorporation, by-laws, organizational documents, partnership agreement, certificate of limited partnership or any other agreement to which BII, BILP or NBF are parties, by which any of their respective properties may be bound; (ii) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date; (iii) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby (except to the extent such violations have been heretofore waived in writing by Lender); and (iv) Borrower has consulted with, and retained, the services of a reputable business consultant to assist Borrower in increasing its Tangible Net Worth.

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                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

     6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made herein and in the Loan Agreement shall survive the execution and delivery of this Amendment, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

     6.02 REFERENCE TO LOAN AGREEMENT. The Loan Agreement, as amended hereby, and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms thereof are hereby amended so that any reference in the Loan Agreement or such other agreements, documents and instruments shall mean a reference to the Loan Agreement, as amended hereby.

     6.03 EXPENSES OF LENDER AND WAIVER FEE. In consideration of the waiver provided in Section 4.01 hereof, Borrower shall pay to Lender a waiver fee in the amount of $25,000, which fee shall be carried by Lender and shall be due and payable upon the execution by Lender of a counterpart of this Amendment. In addition to such waiver fee and as provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any agreement, document or instrument executed in connection therewith.

     6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     6.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

     6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     6.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Lender to or of any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     6.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     6.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND


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CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

     6.10 FINAL AGREEMENT. THE LOAN DOCUMENTS, AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

     6.11 RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT) OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT), INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE MAXIMUM RATE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR ANY AGREEMENT, DOCUMENT OR INSTRUMENT ENTERED INTO IN CONNECTION THEREWITH.

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


     IN WITNESS WHEREOF, each Borrower and Lender have caused this Amendment to be executed on the date first written above by their duly authorized officers.

FOOTHILL CAPITAL CORPORATION            BOLLINGER INDUSTRIES, L.P.

                                        By: Bollinger Operating Corp., its
                                             General Partner

By:                                          By: /s/ GLENN BOLLINGER
   --------------------------------             ------------------------------
Name:                                        Name: Glenn Bollinger
Title:                                       Title: Chief Executive officer



                                        BOLLINGER INDUSTRIES, INC.

                                        By: /s/ GLENN D. BOLLINGER
                                           -----------------------------------
                                        Name: Glenn D. Bollinger
                                        Title: Chief Executive Officer

                                        NBF, INC.

                                        By: /s/ GLENN D. BOLLINGER
                                           -----------------------------------
                                        Name: Glenn D. Bollinger
                                        Title: Chief Executive Officer



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


                           REAFFIRMATION OF GUARANTORS

By its acceptance below this ___ day of June, 1999, the undersigned Corporate Guarantor hereby reaffirms its Continuing Guaranty and Security Agreement dated August 16, 1996 and consents to the above-stated terms.

                                        BOLLINGER OPERATING CORP.,
                                        a Nevada corporation


                                        By: /s/ BOBBY D. BOLLINGER
                                           ----------------------------------
                                        Name: Bobby D. Bollinger
                                        Title:

By its acceptance below this ___ day of June, 1999, the undersigned Corporate Guarantor hereby reaffirms its Continuing Guaranty and Security Agreement dated August 16, 1996 and consents to the above-stated terms.

                                        BOLLINGER HOLDING CORP.,
                                        a Delaware corporation

                                        By: /s/ BOBBY D. BOLLINGER
                                           ----------------------------------
                                        Name: Bobby D. Bollinger
                                        Title: President

By its acceptance below this ___ day of June, 1999, the undersigned Corporate Guarantor hereby reaffirms its Continuing Guaranty and Security Agreement dated August 16, 1996 and consents to the above-stated terms.

                                        C.G. PRODUCTS, INC.,
                                        a California corporation

                                        By:   /s/ GLENN D. BOLLINGER
                                           ----------------------------------
                                        Name: Glenn D. Bollinger
                                        Title: Vice President



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


By his acceptance below this ______ day of June, 1999, the undersigned Individual Guarantor hereby reaffirms its Amended and Restated Limited Continuing Guaranty dated May 14, 1998, and consents to the above-stated terms.


                                        /s/ GLENN D. BOLLINGER
                                        ---------------------------------------
                                        Glenn D. Bollinger, an individual


By his acceptance below this _____ day of June, 1999, the undersigned Individual Guarantor hereby reaffirms its Amended and Restated Guaranty dated May 14, 1998, and consents to the above-stated terms.


                                        /s/ BOBBY D. BOLLINGER
                                        ---------------------------------------
                                        Bobby D Bollinger, an individual


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

                                 AMENDMENT NO. 1 TO
                                AMENDED AND RESTATED
                            LOAN AND SECURITY AGREEMENT

     This Amendment No. 1 to Amended and Restated Loan and Security Agreement (this "Amendment") is entered into as of June 29, 1999, by and among BOLLINGER INDUSTRIES, INC., a Delaware corporation ("BII") BOLLINGER INDUSTRIES, L.P., a Texas limited partnership ("BILP"), and NBF, INC., a Georgia corporation ("NBF"), jointly and severally (collectively, the "Borrower"), with their chief executive office located at 602 Fountain Parkway, Grand Prairie. Texas 75050 and FOOTHILL CAPITAL CORPORATION, a California corporation ("Lender"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, in light of the following facts:

                                   BACKGROUND

     FACT ONE: Lender and Borrower have entered into that certain Amended and Restated Loan and Security Agreement, dated May 14, 1998 (the "Loan Agreement").

     FACT TWO: Lender and Borrower desire to further modify, supplement and amend the Loan Agreement as provided herein. Terms defined in the Loan Agreement which are used herein shall have the same meanings as set forth in the Loan Agreement, unless otherwise specified.

     NOW, THEREFORE, Lender and Borrower hereby supplement, modify and amend the Loan Agreement as follows:

                          REAFFIRMATION OF GUARANTORS

By its acceptance below this _____ day of June, 1999, the undersigned Corporate Guarantor hereby reaffirms its Continuing Guaranty and Security Agreement dated August 16, 1996 and consents to the above-stated terms.

                                   BOLLINGER OPERATING CORP.,
                                   a Nevada corporation

                                   By:  /s/ BOBBY D. BOLLINGER
                                      --------------------------------
                                   Name: Bobby D. Bollinger
                                   Title:


By its acceptance below this ___ day of June, 1999, the undersigned Corporate Guarantor hereby reaffirms its Continuing Guaranty and Security Agreement dated August 16, 1996 and Consents to the above-stated terms.

                                   BOLLINGER HOLDING CORP.,
                                   a Delaware corporation


                                   By:  /s/ BOBBY D. BOLLINGER
                                      --------------------------------
                                   Name: Bobby D. Bollinger
                                   Title: